Exhibit 10.12



                             UNIT PURCHASE AGREEMENT



         AGREEMENT, dated as of September 25, 1995, between DNA Plant Technology Corporation (the "Company"), a Delaware corporation with offices at 6701 San Pablo Avenue, Oakland, California 94608-1239, and the person whose name and address is set forth on Exhibit A hereto (the "Purchaser").

         For and in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                         Purchase and Sale of the Shares

         1.01 AGREEMENT TO PURCHASE AND SELL. Subject to and in accordance with the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined), the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, 464,725 shares (the "Shares") of Common Stock, par value $.01 per share (the "Common Stock"), of the Company and a warrant (the "Warrant"), substantially in the form of Exhibit B hereto, entitling the holder thereof to purchase 245,182 shares (the "Warrant Shares") of Common Stock.

         1.02 THE CLOSING. The closing (the "Closing") of the purchase and sale of the Shares and the Warrant (collectively, the "Unit") shall take place at the offices of Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, New York, New York on or before the fifth day after the last of the conditions set forth in
Article IV shall have been satisfied or, if permissible, waived, or if such day is not a Business Day (as hereinafter defined), the next succeeding day which is a Business Day (the time and date of the Closing being herein referred to as the "Closing Date"). On the Closing Date, there will be delivered to the Purchaser a certificate for the Shares and for the Warrant against delivery by the Purchaser of a check in the amount of $464,725 (the "Purchase Price") payable to the order of the Company or (at the Company's election) by wire transfer of the Purchase Price into the account of the Company. As used herein, "Business Day" shall mean any day other than Saturday, Sunday, or any other day when banks in New York City are required or permitted to be closed.


                                   ARTICLE II

           Representations, Warranties, and Agreements of the Company

         The Company represents and warrants to, and agrees with, the Purchaser as follows:



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         2.01  CORPORATE  ORGANIZATION  AND  QUALIFICATION.  The  Company  is  a
corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, and is qualified to transact business and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of its property or assets or the conduct of its business makes such qualification necessary, except in such jurisdictions where the failure to be so qualified or in good standing would not have a material adverse effect on the business, results of operations, or financial condition of the Company and its subsidiaries taken as a whole.

         2.02 VALIDITY OF TRANSACTION. The Company has all requisite power and authority to execute, deliver, and perform this Agreement and to issue and sell to the Purchaser the Shares and, subject to obtaining the approval of the stockholders of the Company and taking other requisite corporate action as described in Section 5.07 to authorize the Warrant Shares (collectively, "Stockholder Approval") the Warrant. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement and to authorize the issuance and sale to the Purchaser of the Shares and (subject to Stockholder Approval) the Warrant and the Warrant Shares. This Agreement has been duly authorized, executed, and delivered by the Company, is the legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms except insofar as Stockholder Approval is required in connection with the Warrant. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local, or other governmental authority or of any court or other tribunal is required by the Company for the execution, delivery, or performance of this Agreement by the Company except insofar as Stockholder Approval is required in connection with the Warrant Shares. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or by which any of its properties or assets is bound, is required for the execution, delivery, or performance by the Company of this Agreement, except for such consents as have been obtained at or prior to the date of this Agreement and except insofar as Stockholder Approval is required in connection with the Warrant; and except insofar as Stockholder Approval is required in connection with the Warrant, the execution, delivery, and performance of this Agreement by the Company will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the Certificate of Incorporation or by-laws of the Company, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or to which any of its operations, business, properties, or assets is subject. The Shares have been duly authorized and, following receipt by the Company of the Purchase Price therefor and delivery to the Purchaser of the stock certificates representing the Shares in accordance herewith, will be validly issued, fully paid, and nonassessable, will not have been issued in violation of any preemptive right of stockholders or rights of first refusal, and the Purchaser will have good title to the Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders agreements, and voting trusts (other than any created by the Purchaser). The Warrant and the Warrant Shares have been duly authorized and reserved for issuance, subject to Stockholder Approval, and, upon exercise of the Warrant in accordance with its terms (subject to


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Stockholder  Approval),  including  receipt by the Company of the exercise price and delivery of the stock certificates representing the Warrant Shares, the Warrant Shares will be validly issued, fully paid, and nonassessable, will not have been issued in violation of any preemptive right of stockholders or rights of first refusal, and the person exercising the Warrant will have good title to the Warrant Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders agreements, and voting trusts (other than any created by the person exercising the Warrant).

         2.03  CAPITALIZATION.

                  (a) The authorized capital stock of the Company consists of 60,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"). As of the date hereof, (i) 40,655,241 shares of Common Stock are issued and outstanding, (ii) 5,856,189 shares of Common Stock have been duly reserved for issuance to officers, employees, or directors of, or consultants to, the Company or its subsidiaries, (iii) 5,609,700 shares of Common Stock have been duly reserved for issuance upon the conversion of the Company's $2.25 Convertible Exchangeable Preferred Stock, par value $.01 per share (the $2.25 Convertible Preferred Stock"), (iv) 1,200,000 shares of Common Stock have been duly reserved for issuance upon the exercise of outstanding warrants, (v) 2,750,000 shares of Common Stock have been duly reserved for issuance upon the conversion of the Company's Series A Convertible Preferred Stock, par value $.01 per share ("Series A Convertible Preferred Stock"), and (vi) 4,932,500 shares of Common Stock have been duly reserved for issuance upon the exercise of warrants (excluding the Warrant), subject to Stockholder Approval. As of the date hereof, 1,380,000 shares of $2.25
Convertible Preferred Stock and 2,750 shares of Series A Convertible Preferred Stock are issued and outstanding.

                  (b) Except as set forth on Exhibit C annexed hereto or as contemplated hereby, (i) as of the date hereof there are, and immediately upon consummation at the Closing of the transactions contemplated hereby there will be, no preemptive or similar rights to purchase or otherwise acquire shares of capital stock of the Company pursuant to any provisions of law or the certificate of incorporation or by-laws of the Company, in each case as amended to the date hereof, or any agreement to which the Company is a party, or otherwise and (ii) there is, and immediately upon consummation at the Closing of the transactions contemplated hereby there will be, no agreement, restriction, or encumbrance (such as a right of first refusal, right of first offer, voting agreement, voting trust, or proxy) with respect to the sale or voting of any shares of capital stock of the Company (whether outstanding or issuable upon conversion or exercise of outstanding securities).

         2.05 FINDER OR BROKER. Neither the Company nor any person acting on behalf of the Company has negotiated with any finder, broker, intermediary, or similar person in connection with the transactions contemplated hereby.

         2.06 FULL DISCLOSURE. All documents filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 1994 (i) were prepared in all material respects in accordance with the requirements of the Exchange Act and the rules and regulations thereunder,
(ii) did not at the time they were filed contain any untrue statement of a material fact, and (iii) did not at the time they were filed omit to state a material fact necessary to make the statements therein, in


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light of the circumstances under which they were made, not misleading.  From the date as of which information is given in the most recent report filed by the Company under the Exchange Act to the date of this Agreement, except as contemplated or described in such report or in this Agreement (including the risk factors and recent developments set forth in Exhibit D hereto), there has not been any material change in, or any development which materially and adversely affects, the business, results of operations, or financial condition of the Company and its subsidiaries taken as a whole.

         2.06 REDEMPTION OF WARRANT. If Stockholder Approval is not obtained prior to June 30, 1996, the Purchaser shall have the right to cause the Company after such date to redeem the Warrant at a price of $.25 per Warrant Share ($61,295.50 for the Warrant). If the Purchaser elects to cause the Company so to redeem the Warrant, the Purchaser shall give notice thereof after June 30, 1996 but prior to September 20, 1996, and the Purchaser shall deliver the Warrant to the Company at its principal place of business against payment of the redemption price therefor on the tenth day after the date of the notice or, if such day is not a Business Day, on the next succeeding day which is a Business Day. The remedy herein provided for the failure of the Company to obtain Stockholder Approval shall be the exclusive remedy of the Purchaser.


                                   ARTICLE III

          Representations, Warranties, and Agreements of the Purchaser

         The Purchaser represents and warrants to, and agrees with, the Company as follows:

         3.01 ACCREDITED INVESTOR. The Purchaser is an "accredited investor," as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Purchaser has completed, executed, and delivered to the Company the Purchaser Questionnaire in the form annexed hereto as Exhibit E and the answers therein are complete and accurate. The Purchaser has received all requested documents from the Company and has had an opportunity to review carefully such documents and to ask questions of and receive answers from the officers of the Company concerning the Company and this offering of the Unit. Without limiting the foregoing, such Purchaser has carefully reviewed the risk factors and recent developments annexed hereto as Exhibit D.

         3.02 INVESTMENT INTENT. The Purchaser is acquiring the Unit for his own account for investment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act of 1933 (the "Securities Act"). The Purchaser understands that the Shares, the Warrant, and the Warrant Shares have not been registered for sale under the Securities Act or qualified under applicable state securities laws and that the Unit is being offered and sold to the Purchaser pursuant to one or more exemptions from the registration or qualification requirements of such securities laws and that the representations and warranties contained in this Article III are given with the intention that the Company may rely thereon for purposes of claiming such exemptions. The Purchaser understands that he must bear the economic risk of his investment in the Company for an indefinite period of time, as the Shares cannot be sold unless subsequently registered under the Securities Act and qualified under state securities laws, unless an exemption from such registration and qualification is available. The

Purchaser  is  not  purchasing  the  Unit  as a  result  of or  pursuant  to any
advertisement,   article,  notice,  or  other  communication  published  in  any newspaper, magazine, or similar media or broadcast over television or radio.

         3.03 TRANSFER OF SHARES, WARRANT, AND WARRANT SHARES. The Purchaser will not sell or otherwise dispose of any of the Shares, the Warrant, or the Warrant Shares unless (a) a registration statement with respect thereto has become effective under the Securities Act and such shares have been qualified under applicable state securities laws or (b) there is presented to the Company notice of the proposed transfer and, if it so requests, a legal opinion reasonably satisfactory to the Company that such registration and qualification are not required. Such Purchaser consents that the transfer agent for the Common Stock may be instructed not to transfer any of the Shares, the Warrant, or the Warrant Shares unless it receives satisfactory evidence of compliance with the foregoing provisions, and that there may be endorsed upon any certificate representing the Shares, the Warrant, and the Warrant Shares (and any certificates issued in substitution therefor) the following legend calling attention to the foregoing restrictions on transfer ability of the Shares, stating in substance:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR AN EXEMPTION IS AVAILABLE."

The Company shall, upon the request of any holder of a stock or warrant certificate bearing the foregoing legend and the surrender of such certificate, issue a new stock or warrant certificate without such legend if (i) the security evidenced by such certificate has been effectively registered under the Securities Act and qualified under any applicable state securities law and sold by the holder thereof in accordance with such registration and qualification or
(ii) such holder shall have delivered to the Company a legal opinion reasonably satisfactory to the Company to the effect that the restrictions set forth herein are no longer required or necessary under the Securities Act or any applicable state law.

         3.04 AUTHORIZATION. All actions on the part of the Purchaser necessary for the authorization, execution, delivery, and performance by the Purchaser of this Agreement have been taken. This Agreement has been duly authorized, executed, and delivered by the Purchaser, is the legal, valid, and binding obligation of the Purchaser, and is enforceable as to the Purchaser in accordance with its terms.

         3.05 FINDER OR BROKER. Neither the Purchaser nor any person acting on behalf of the Purchaser has negotiated with any finder, broker, intermediary, or similar person in connection with the transactions contemplated herein.

                                   ARTICLE IV

                              Conditions to Closing

         4.01 CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS. The obligation of the Company to consummate the transactions contemplated hereby is subject to the fulfillment prior to or on the Closing Date, of each of the following conditions, any one or more of which may be waived in writing by the Company:

                  (a)   REPRESENTATIONS   AND   WARRANTIES   TRUE.  All  of  the
representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date.

                  (b) LITIGATION. There shall be no injunction, restraining order, or other order of any nature, issued by a court of competent jurisdiction, which shall direct that this Agreement or any of the transactions contemplated hereby not be consummated as herein provided, and no action, suit, or proceeding (or investigation that could lead to any action, suit, or proceeding) challenging such transactions shall have been instituted or threatened by any person or entity.

                  (c) LEGAL MATTERS. All actions, proceedings, instruments, and documents required to consummate the transactions contemplated herein and all other related legal matters shall have been approved by counsel to the Company.

         4.02 CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS. The obligation of the Purchaser to consummate the transactions contemplated hereby is subject to the fulfillment prior to or on the Closing Date of each of the following conditions, any one or more of which may be waived in writing by the
Purchaser:

                  (a) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date.

                  (b) LITIGATION. There shall be no injunction, restraining order, or other order of any nature, issued by a court of competent jurisdiction, which shall direct that this Agreement or any of the transactions contemplated hereby not be consummated as herein provided, and no action, suit, or proceeding (or investigation that could lead to any action, suit, or proceeding) challenging such transactions shall have been instituted or threatened by any person or entity.

                  (c) LEGAL MATTERS. All actions, proceedings, instruments, and documents required to consummate the transactions contemplated herein and all other related legal matters shall have been approved by counsel to the Purchaser.

                                    ARTICLE V

         Registration Under the Securities Act and Stockholder Approval


         5.01  CERTAIN DEFINITIONS.

                  (a) As used herein, the term "Registrable Securities" means any (i) Shares and (ii) securities issued or issuable with respect to the Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization.

                  (b) As used herein, the term "Registrable Warrant Securities" means any (i) Warrant Shares and (ii) securities issued or issuable with respect to the Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization.

                  (c) As used herein, the term "Additional Registrable Securities" means (i) all shares of Common Stock that are held by persons who are parties to, or assignees of a party to, an agreement (a "Registration Rights Agreement") with the Company granting registration rights to such holders with respect to such shares (other than this Agreement), (ii) any other securities issued or issuable with respect to the Common Stock referred to in clause (i)
above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization, and (iii) any securities of the Company that are convertible into, or exchangeable for, Common Stock that are held by a party to, or an assignee of a party to, a Registration Rights Agreement.

                  (d) As to any particular Registrable Securities or Registrable Warrant Securities, such securities will cease to be Registrable Securities or Registrable Warrant Securities, as the case may be, when they have been (i) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (ii) transferred pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, unless such securities are held at such time by a holder of Registrable Securities or Registrable Warrant Securities who may be deemed an "underwriter" or "affiliate" with respect to the Company (as those terms are defined under the Securities Act). For purposes of this Agreement, a person will be deemed to be a holder of Registrable Securities, Registrable Warrant Securities, or Additional Registrable Securities whenever such person has the right to acquire such Registrable Securities, Registrable Warrant Securities, or Additional Registrable Securities, respectively, whether or not such acquisition has actually been effected. Subject to this Section 5.01(d), Registrable Securities, Registrable Warrant Securities, or Additional Registrable Securities, if transferred, will remain Registrable Securities, Registrable Warrant Securities, or Additional Registrable Securities, respectively, for the purposes of this Agreement.

         5.02 REGISTRATION PROCEDURES. Subject to the conditions and limitations set forth herein, the Company will as expeditiously as possible subsequent to the Closing Date (with respect to the Registrable Securities) and subsequent to the date that Stockholder Approval is completed (with respect to the Registrable Warrant Securities):

                  (a) prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to such Registrable Securities and with respect to such Registrable Warrant Securities, as the case may be (each of which registration statements may include Additional Registrable Securities) and use its best efforts to cause such registration statements to become effective;

                  (b) prepare and file with the SEC such amendments and supplements to each of such registration statements and each prospectus used in connection therewith as may be necessary to keep each such registration statement effective and current for a period of not less than 24 months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each of such registration statements during such period in accordance with the intended methods of disposition by the sellers thereof as set forth in such registration statements;

                  (c) furnish to each seller of Registrable Securities and Registrable Warrant Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities and Registrable Warrant Securities under the securities or blue sky laws of such jurisdictions of the United States as any seller reasonably requests and do any other related acts which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities and Registrable Warrant Securities owned by such seller; provided, however, that the Company will not be required
(i) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.02(d) or (ii) to consent to general service of process in any such jurisdiction;

                  (e) notify each seller of such Registrable Securities and Registrable Warrant Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which, or the fact that, the prospectus included in the applicable registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities or Registrable Warrant Securities, as the case may be, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (f) use its best efforts to cause all such Registrable Securities and Registrable Warrant Securities to be listed or quoted on each securities exchange or interdealer quotation system on which similar securities issued by the Company are then listed or quoted;

                  (g) enter into such customary agreements (including underwriting agreements on customary terms containing customary indemnification and contribution provisions) and take all such other actions as the holders of a majority of the Registrable Securities or Registrable Warrant Securities, as the case may be, being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities or Registrable Warrant Securities; and

                  (h) make available for inspection by any seller of Registrable Securities or Registrable Warrant Securities, any underwriter participating in any disposition pursuant to such registration statements, and any attorney, accountant, or any other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with such registration statements.

         5.03 REGISTRATION EXPENSES. All expenses ("Registration Expenses") incident to the Company's performance of or compliance with this Article V will be borne by the Company, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company, the expense of any audit, and the expenses and fees for listing or quoting the securities to be registered on each securities exchange or interdealer quotation system on which similar securities issued by the Company are then listed or quoted. Notwithstanding the foregoing, however, the Company shall not be obligated to pay fees and disbursements of counsel for the holders of Registrable Securities or Registrable Warrant Securities, and all underwriters' discounts and commissions in respect of the sale of Registrable Securities or Registrable Warrant Securities, as the case may be, shall be paid by the sellers, pro rata in accordance with the number of shares sold in the offering.

         5.04  INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company shall indemnify and hold harmless each holder of Registrable Securities and Registrable Warrant Securities and each of such holder's officers, directors, employees, agents, partners, legal counsel, and accountants, and each controlling person of each of the foregoing (within the meaning of the Securities Act) against any losses, claims, damages, or liabilities, joint or several (or actions in respect thereof), including any of the foregoing incurred in the settlement of any litigation, commenced or threatened, to which any of them may be subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the Securities Act or in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any other violation by the Company of the Securities Act or any state securities law in connection with any such registration, and shall reimburse each such person entitled to indemnification under this Section 5.04(a) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability, or action, as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such person, specifically for use therein.

                  (b) Each  holder of  Registrable  Securities  and  Registrable
Warrant Securities shall indemnify the Company and each of its officers, employees, agents, directors, legal counsel, and accountants, and each controlling person of each of the foregoing (within the meaning of the Securities Act) against any losses, claims, damages, or liabilities (or actions in respect thereof), including any of the foregoing incurred in the settlement of any litigation, commenced or threatened, joint or several, to which any of them may be subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such registration statement, preliminary prospectus, or amendment or supplement thereto solely in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein, and to reimburse such persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, or action, as and when such expenses are incurred.

                  (c)  If  (i)  an   indemnified   party   makes  a  claim   for
indemnification pursuant to this Section 5.04 (subject to the limitations hereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case or
(ii) an indemnified party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed the registration statement, and any controlling person of the Company) as one entity and the holders of Registrable Securities or Registrable Warrant Securities, as the case may be, in the aggregate (including for this purpose any contribution by or on behalf of a person who would be indemnified by the Company) as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, so that the holders of Registrable Securities or Registrable Warrant Securities, as the case may be, and the Company are each responsible for the proportion thereof which reflects as nearly as possible the relative fault of the Company and the holders of Registrable Securities or Registrable Warrant Securities, as the case may be, in the aggregate in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the holders of Registrable Securities or Registrable Warrant Securities, as the case may be, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Purchaser agree that it would be unjust and inequitable if the respective obligations of the Company and the holders of Registrable Securities or Registrable Warrant Securities, as the case may be, for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the holders of Registrable Securities or Registrable Warrant Securities, as the case may be, and all other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 5.04(c). No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 5.04, each holder of Registrable Securities or Registrable Warrant Securities, as the case may be, and each of such holder's officers, directors, employees, agents, partners, and legal counsel and accountants, and each controlling person of each of the foregoing (within the meaning of the Securities Act or the Exchange Act) shall have the same rights to contribution as a holder of Registrable Securities or Registrable Warrant Securities, as the case may be, and the Company and each of its officers, employees, agents, directors, legal counsel, and accountants, and each controlling person of each of the foregoing (within the meaning of the Securities Act or the Exchange Act) shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 5.04. Anything in this Section 5.04 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 5.04 is intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.

                  (d) Each party entitled to indemnification  under this Section
5.04 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has knowledge of the commencement of any action, proceeding, or investigation in respect of which indemnity or reimbursement may be sought as provided above; provided, however, that the failure of such Indemnified Party to notify the Indemnifying Party with respect to a particular action, proceeding, or investigation shall not relieve the Indemnifying Party from any obligation or liability (i) which it may have pursuant to this Agreement if the Indemnifying Party is not substantially prejudiced by the failure to notify or (ii) which it may have otherwise than pursuant to this Agreement. The Indemnifying Party shall promptly assume the defense of any Indemnified Party with counsel reasonably satisfactory to such Indemnified Party, and the fees and expenses of such counsel shall be at the sole cost and expense of the Indemnifying Party. The Indemnified Party will cooperate with the Indemnifying Party in the defense of any action, proceeding, or investigation for which the Indemnifying Party assumes the defense. Notwithstanding the foregoing, any such Indemnified Party shall have the right to employ separate counsel of its own selection in any such action, proceeding, or investigation and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (x) the Indemnifying Party has agreed to pay such fees and expenses, (y) the Indemnifying Party shall have failed promptly to assume the defense of such action, proceeding, or investigation and employ counsel reasonably satisfactory to such Indemnified Party, or (z) in the reasonable judgment of such Indemnified Party there may be one or more defenses available to such Indemnified Party which are not available to the Indemnifying Party in respect of such action, proceeding, or investigation, in which case the Indemnifying Party shall not have the right to assume the defense of such action, proceeding, or investigation on behalf of such Indemnified Party. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of an action, proceeding, or investigation shall not be obligated to pay the fees and expenses of more than one counsel and appropriate local counsel for all parties indemnified by such Indemnifying Party pursuant to this Section 5.04 with respect to the same action, proceeding, or investigation, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified party with respect to such action, claim, or proceeding. The Indemnifying Party shall not be liable for the settlement by any Indemnified Party of any action, proceeding, or investigation effected without its consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall not enter into any settlement in any action, suit, or proceeding to which an Indemnified Party is party unless such settlement includes a general release of the Indemnified Party, with no payment by the Indemnified Party of consideration.

         5.05 SELECTION OF UNDERWRITERS. If any registration is an underwritten offering, the holders of a majority of the Registrable Securities or Registrable Warrant Securities, as the case may be, included in such registration will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the Company, which approval will not be unreasonably withheld.

         5.06 PRECONDITIONS TO PARTICIPATION IN REGISTRATIONS. No holder of Registrable Securities or Registrable Warrant Securities, as the case may be, may participate in any registration hereunder unless such person (i) provides customary information for inclusion in the registration statement concerning the holder and the means of distribution of the Registrable Securities or Registrable Warrant Securities, as the case may be, (ii) agrees to sell his securities on the basis provided in any customary underwriting arrangements (if such offering is underwritten), and (iii) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents.

         5.07 STOCKHOLDER APPROVAL. The Company shall, at the earlier of the next annual or special meeting of the stockholders of the Company, submit a proposal to the stockholders of the Company to amend the Company's Certificate of Incorporation or take such other action so that the Company will have a sufficient number of shares of authorized Common Stock in order to permit the exercise of the Warrant and the issuance of the Warrant Shares. The Board of Directors of the Company shall recommend that the stockholders of the Company vote for the approval of such proposal. Subject to obtaining such stockholder approval, the Company shall promptly thereafter amend its Certificate of Incorporation or take such other action as is necessary in order to permit the exercise of the Warrant and the issuance of the Warrant Shares.

                                   ARTICLE VI

                            Covenant of the Purchaser


         From and after the Closing Date, the Purchaser covenants and agrees with the Company that prior to April 1, 1996, he will not, in the NASDAQ over-the-counter market (or other exchange on which the Common Stock is traded), pursuant to an effective registration statement under the Securities Act, or otherwise, sell any Shares, the Warrant, or any Warrant Shares.


                                   ARTICLE VII

                                  Miscellaneous
       7.01 COMMUNICATIONS. All notices or other communications hereunder shall be in writing and shall be given by registered or certified mail (postage prepaid and return receipt requested), by an overnight courier service which obtains a receipt to evidence delivery, or by telex or facsimile transmission (provided that written confirmation of receipt is provided), addressed as set forth below:

                  If to the Company:

                           DNA Plant Technology Corporation
                           6701 San Pablo Avenue
                           Oakland, California 94608

                           Attention:  President

                  If to the Purchaser at his address set forth on Exhibit A;

or such other address as any party may designate to the other in accordance with the aforesaid procedure. All notices and other communications sent by overnight courier service shall be deemed to have been given as of the second Business Day after delivery thereof to such courier service, those given by telex or facsimile transmission shall be deemed given when sent, and all notices and other communications sent by mail shall be deemed given as of the third Business Day after the date of deposit in the United States mail.

         7.02 SUCCESSORS AND ASSIGNS. The Company may not sell, assign, transfer, or otherwise convey any of its rights or delegate any of its duties under this Agreement, except to a corporation which has succeeded to substantially all of the business and assets of the Company and has assumed in writing its obligations under this Agreement, and this Agreement shall be binding on the Company and such successor. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Purchaser and his successors and assigns.

         7.03 AMENDMENTS AND WAIVERS. Neither this Agreement nor any term hereof may be changed or waived (either generally or in a particular instance and either retroactively or prospectively) absent the written consent of the Company and the Purchaser.

         7.04 EXPENSES. The Company and the Purchaser will be responsible for the payment of all expenses incurred by it or him in connection with the preparation, execution, and delivery of this Agreement, any other documents relating to the transactions contemplated by this Agreement, and the issuance and delivery of the Shares and the Warrant to the Purchaser and the consummation of the transactions herein described.

         7.05 SURVIVAL OF REPRESENTATIONS, ETC. The representations, warranties, covenants, and agreements made herein or in any certificate or document executed in connection herewith shall survive the execution and delivery of this Agreement and the issuance and delivery of the Shares and the Warrant to the Purchaser.

         7.06 DELAYS OR OMISSIONS; WAIVER. No delay or omission to exercise any right, power, or remedy accruing to either the Company or the Purchaser upon any breach or default by the other under this Agreement shall impair any such right, power, or remedy nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

         7.07 ENTIRE AGREEMENT. This Agreement and the exhibits hereto contain the entire understanding of the parties with respect to the subject matter hereof and all prior negotiations, discussions, commitments, and understandings heretofore had between them with respect thereto are merged herein and therein.

         7.08 HEADINGS. All article and section headings herein are inserted for
convenience   only  and  shall  not  modify  or  affect  the   construction   or
interpretation of any provision of this Agreement.

         7.09 COUNTERPARTS; GOVERNING LAW. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to rules governing the conflict of laws.

         7.10 FURTHER ACTIONS. At any time and from time to time, each party agrees, without further consideration, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

                  IN WITNESS WHEREOF, this Agreement has been duly executed on the date hereinabove set forth.


                                       DNA PLANT TECHNOLOGY CORPORATION



                                       By /s/ David Evans
                                          Name:  Dr. David Evans
                                          Title: Executive Vice President


                                       ALIDA MARINE INC.



                                      By  /s/ Anurut Tiamtan
                                          Name:  Anurut Tiamtan
                                          Title: Vice Chairman of
                                                 Thai Pineapple Public Co., Ltd.


Exhibit A - Name and Address of Purchaser
Exhibit B - Warrant Agreement
Exhibit C - Rights with Respect to the Company's Securities
Exhibit D - Risk Factors and Recent Developments
Exhibit E - Purchaser Questionnaire

                                                                       EXHIBIT A


NAME, ADDRESS, AND SOCIAL SECURITY OR
TAXPAYER IDENTIFICATION NUMBER OF PURCHASER

Alida Marine Inc.
#30-11 Policentro Bldg., 30th Street
Panama City, Republic of Panama

Taxpayer I.D. Number:

                                                                       EXHIBIT B
                                                                TO UNIT PURCHASE
                                                                       AGREEMENT



THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NEITHER THIS WARRANT NOR ANY INTEREST HEREIN MAY BE SOLD, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER. BY THE HOLDER'S ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT SUCH HOLDER IS ACQUIRING THIS WARRANT FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECTS WITH ARTICLE III OF THIS WARRANT.

                                     WARRANT

                           to Purchase Common Stock of

                        DNA PLANT TECHNOLOGY CORPORATION

                           Expiring September 5, 2000


         THIS IS TO CERTIFY THAT, for value received, Alida Marine Inc., or registered assigns, is entitled to purchase from the Company 245,182 shares of Common Stock at a purchase price payable upon exercise hereof (the "Exercise Price") of $2.50 per share subsequent to the Authorization Date until September 5, 2000 (the "Expiration Date"); provided, however, that this Warrant will not be exercisable until and unless the Company thereafter gives the Purchaser notice of Stockholder Approval pursuant to Section 5.07 of the Unit Purchase Agreement. In the event of the failure of the Company to obtain Stockholder Approval, this Warrant may not be exercised and the holder's exclusive remedy with respect thereto is set forth in Section 2.06 of the Unit Purchase Agreement. The Common Stock and the Exercise Price are subject to adjustment in accordance with Article IV. Certain terms used in this Warrant are defined in
Article V.

                                    ARTICLE I

                              Exercise of Warrants

         1.1 METHOD OF EXERCISE. To exercise this Warrant in whole or in part, the holder hereof shall deliver to the Company, at the Warrant Office designated pursuant to Section 2.1, (a) a written notice, in substantially the form of the Subscription Notice attached as an exhibit hereto, of such holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (b) payment of the Exercise Price (in the manner described below), and (c) this Warrant. Prior to the issuance of the Warrant Shares, the Company may require the holder hereof to provide the Company with such representations and documentation as it may reasonably request in order to ensure that the issuance of the Warrant Shares will be in compliance with applicable securities laws. This Warrant shall be deemed to be exercised on the date when delivery of such notice, such funds, and this Warrant is made, and any such date is referred to herein as the "Exercise Date." Upon exercise, the Company shall issue and deliver to or upon the written order of such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash with respect to any fractional interest in a share of Common Stock as provided in Section 1.2. The Exercise Price shall be payable by certified or cashiers check or wire transfer to the Company's account. The Person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Exercise Date. Upon exercise of only a portion of the number of shares covered by this Warrant, the Company shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Company, a new Warrant covering the number of shares representing the unexercised portion of the Warrant so surrendered.

         1.2 FRACTIONAL SHARES. No fractional shares of Common Stock or scrip shall be issued upon exercise of this Warrant. Instead of any fractional shares of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the Closing Price on the trading day immediately preceding the Exercise Date.


                                   ARTICLE II

                            WARRANT OFFICE; TRANSFER,
                 DIVISION OR COMBINATION OF WARRANTS, REDEMPTION

         2.1 WARRANT OFFICE. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's office at 6701 San Pablo Avenue, Oakland, California 94608 and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the holder hereof.

         2.2 OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

         2.3 TRANSFER OF WARRANTS. The Company agrees to maintain at the Warrant Office books for the registration of and the registration of transfers of this Warrant and, subject to the provisions of Article III, this Warrant and all rights hereunder are transferable, in whole or in part, on such books, upon surrender of this Warrant at such office, together with a written assignment of this Warrant duly executed by the holder hereof or his duly authorized agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be cancelled.

         2.4 REDEMPTION. (a) This Warrant may be redeemed, at the option of the Company, at $.01 per Warrant at any time after the Closing Price (as hereinafter defined) for at least any 20 consecutive trading days of the Common Stock has exceeded $3.50 per share subsequent to the date that (i) the

Warrant Shares have been registered  under the Securities Act as contemplated by
Article V of the Unit Purchase Agreement and (ii) Stockholder Approval has occurred. As used herein, the "Closing Price" for each day shall be the closing price regular way on such day as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, including for this purpose, the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market System, or, if the Common Stock is not so listed on a securities exchange or so admitted for quotation on the NASDAQ National Market System, the average of the high bid and low asked prices on such day as recorded by the National Association of Securities Dealers, Inc. through NASDAQ, or if the National Association of Securities Dealers, Inc. through NASDAQ shall not have reported any bid and asked prices for the Common Stock on such day, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm selected from time to time by the Company for such purpose.

                  (b) In case the Company shall exercise its right to redeem this Warrant, it shall give notice thereof to the holder of this Warrant, at least 31 days prior to the date fixed for redemption.

                  (c) The notice of redemption shall specify the date fixed for redemption and the place where this Warrant shall be delivered, and the redemption price shall be paid, and the right to exercise the Warrant shall terminate at 5:00 P.M., New York City time, on the Business Day immediately preceding the date fixed for redemption.

                  (d) Any right to exercise a Warrant shall terminate at 5:00 P.M., New York City Time, on the Business Day immediately preceding the date fixed for redemption, and, thereafter, the holder of this Warrant shall only be entitled to receive the redemption price for this Warrant.


                                   ARTICLE III

                       Restrictions on Transfer; Covenants

         3.1 RESTRICTIONS ON TRANSFER. Neither this Warrant, the Warrant Shares, nor any interest herein or therein shall be transferable except upon the conditions specified in this Article III, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the transfer of this Warrant, the Warrant Shares, or any interest herein or therein. The holder hereof will cause any transferee or this Warrant, the Warrant Shares, or any interest herein or therein held by it to agree to take and hold this Warrant, the Warrant Shares, or an interest herein or therein subject to the provisions and upon the conditions specified in this Article.

         3.2 RESTRICTIVE LEGEND. This Warrant, any replacement Warrant, and each Warrant Share shall (unless otherwise permitted by the provisions of Section 3.3) include a legend in substantially the following form, referring to this Warrant or Warrant Shares, as appropriate:

                  [THIS WARRANT] [THESE SHARES] [HAS] [HAVE] NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NEITHER [THIS WARRANT] [THESE SHARES] NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND THE

                  RULES AND REGULATIONS THEREUNDER. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IT IS ACQUIRING [THIS WARRANT] [THESE SHARES] FOR INVESTMENT AND AGREES TO COMPLY IN ALL RESPECTS WITH ARTICLE III OF [THIS WARRANT] [THE WARRANT PURSUANT TO THE EXERCISE OF WHICH THESE SHARES WERE ISSUED].

         3.3 NOTICE OF PROPOSED TRANSFERS. The holder of this Warrant and any Warrant Share by acceptance hereof or thereof agrees to comply in all respects with the provisions of this Section 3.3. Prior to any proposed transfer of this Warrant or any Warrant Share, the holder hereof or thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstance of the proposed transfer in reasonable detail and shall be accompanied by (a) a written opinion of counsel reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer may be effected without registration under the Act or (b) written assurance from the staff of the SEC that it will not recommend that any action be taken by the SEC if such transfer is effected without registration under the Securities Act. Such proposed transfer may be effected only if the Company shall have received such notice and such opinion of counsel or written assurance, whereupon the holder of this Warrant or Warrant Shares shall be entitled to transfer this Warrant or Warrant Shares in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing this Warrant or Warrant Shares transferred as above provided shall bear the legend set forth in Section 3.2, except that such certificate shall not bear such legend if the opinion of counsel or written assurance referred to above is to the further effect that neither such legend nor the restriction on transfer in this Article are required to ensure compliance with the Securities Act.

         3.4 TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by this Article III upon the transferability of the Warrant Shares shall terminate as to any particular Warrant Shares when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement covering such shares or at such time as an opinion of counsel as specified in Section 3.3 shall have been rendered to the effect set forth in Section 3.3.

         3.5 COVENANTS OF THE HOLDERS OF WARRANT SHARES. Each holder of Warrant Shares covenants and agrees with the Company that prior to April 1, 1996, he will not, in the NASDAQ over-the-counter market (or other exchange on which the Common Stock is traded), pursuant to an effective registration statement under the Securities Act, or otherwise, sell any Warrant Shares.

                                   ARTICLE IV

                             Antidilution Provisions

         4.1 ADJUSTMENTS. (a) The Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:

                  (i) STOCK DIVIDENDS. If the number of shares of Common Stock outstanding at any time after the date of issuance of this Warrant is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then immediately after the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or the effective date of such subdivision or split-up, as the case may be, the Exercise Price shall be appropriately reduced and the number of shares of Common Stock to be acquired on exercise of this Warrant shall be appropriately increased so that the holder of this Warrant, upon exercise thereafter, shall be entitled to receive the number of shares of Common Stock which he would have owned immediately following such action had this Warrant been exercised immediately prior thereto at the aggregate Exercise Price effective prior thereto.

                  (ii) COMBINATION OF STOCK. If the number of shares of Common Stock outstanding at any time after the date of issuance of this Warrant is decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the Exercise Price shall be appropriately increased and the number of shares of Common Stock to be acquired on exercise of this Warrant shall be appropriately decreased so that the holder of this Warrant, upon exercise thereafter, shall be entitled to receive the number of shares of Common Stock which he would have owned immediately following such action had this Warrant been exercised immediately prior thereto.

                  (iii) REORGANIZATION, ETC. In case of any capital reorganization of the Company, or any reclassification of the Common Stock, or in case of the consolidation of the Company with or the merger of the Company with or into any other Person or in case of the sale, lease, or other transfer of all or substantially all of the assets of the Company to any other Person, this Warrant shall, after such capital reorganization, reclassification, consolidation, merger, sale, lease, or other transfer, be convertible into the number of shares of stock or other securities or property to which the Common Stock issuable (at the time of such capital reorganization, reclassification, consolidation, merger, sale, lease, or other transfer) upon exercise of this Warrant would have been entitled upon such capital reorganization, reclassification, consolidation, merger, sale, lease, or other transfer; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holder of this Warrant shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The subdivision or combination of shares of Common Stock issuable upon exercise of this Warrant at any time outstanding into a greater or lesser number of shares of Common Stock of the Company (whether with or without par value) shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this clause (iii).

                  (iv) ROUNDING OF CALCULATIONS; MINIMUM ADJUSTMENT. All calculations under this Article IV shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Any provision of this Article IV to the contrary notwithstanding, no adjustment to the Exercise Price shall be made if the amount of such adjustment would be less than $.01, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.01 or more.

                  (b) STATEMENT REGARDING ADJUSTMENTS. Whenever any adjustments shall be required as provided in Section 4.1(a), the Company shall forthwith file, at the Warrant Office and at the principal office of the Company, a statement showing in detail such adjustments and the facts requiring such adjustment, which statement shall also be sent by mail, first class, postage prepaid, to the holder of this Warrant at such holder's address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of
Section 4.1(c).

                  (c) NOTICE TO HOLDERS. If the Company shall propose to take any action of the type described in clause (i), (ii), or (iii) of Section 4.1(a), the Company shall give notice to the holder of this Warrant, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind of class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 20 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

                  (d) COSTS. The Company shall pay all documentary, stamp, transfer, or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of this Warrant in respect of which such shares are being issued.

                  (e) RESERVATION OF SHARES. Subject to Stockholder Approval, the Company shall reserve at all times so long as this Warrant remains outstanding, free from preemptive rights, out of its treasury stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the exercise of this Warrant, sufficient shares of Common Stock to provide for the exercise of this Warrant.

                  (f) APPROVALS. If any shares of Common Stock to be reserved for the purpose of exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon such exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. Subject to Stockholder Approval, if, and so long as, any Common Stock issuable upon exercise of Warrants is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon such exercise.

                  (g) VALID ISSUANCE. Subject to Stockholder Approval, all shares of Common Stock which may be issued upon exercise of this Warrant will upon issuance by the Company be duly and validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof and the Company shall take no action which will cause a contrary result (including, without limitation, any action which would cause the Exercise Price to be less than the par value of the Common Stock).


                                    ARTICLE V

                                  Terms Defined

         As used in this Warrant, unless the context otherwise requires, the following terms have the respective meanings set forth below or in the Section indicated:

         AUTHORIZATION DATE--the date that the Company has obtained approval of its stockholders and taken other requite corporate action to authorize and reserve for issuance the Warrant Shares as contemplated by Section 5.07 of the Unit Purchase Agreement.

         BUSINESS DAY--any day other than Saturday, Sunday, or any other day when banks in New York City are required or permitted to be closed.

         CLOSING PRICE--Section 2.4.

         COMMON STOCK--the Company's authorized Common Stock, par value $.01 per share, as such class existed on the date hereof, and any other securities as to which this Warrant becomes exercisable pursuant to Article IV.

         COMPANY--DNA Plant Technology Corporation, a Delaware corporation, and any other corporation assuming or required to assume the obligations undertaken in connection with this Warrant.

         EXCHANGE ACT--the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at that time.

         EXERCISE PRICE--Preamble.

         EXERCISE DATE--Section 1.1.

         EXPIRATION DATE--Preamble.

         OUTSTANDING--when used with reference to Common Stock at any date, all issued shares of Common Stock at such date, except shares then held in the treasury of the Company.

         PERSON--any individual, corporation, partnership, trust, unincorporated organization and any government and any political subdivision, instrumentality or agency thereof.

         PURCHASER--as defined in the Purchase Agreement.

         SEC--the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act.

         SECURITIES  ACT--the Securities Act of 1933, as amended, or any similar
Federal  statute,   and  the  rules  and  regulations  of  the  SEC  promulgated thereunder, all as the same shall be in effect at the time.

         STOCKHOLDER APPROVAL--the authorization and actions required to be taken by the Company in order to authorize the Warrant Shares, as contemplated by Section 5.07 of the Unit Purchase Agreement.

         UNIT PURCHASE AGREEMENT--that certain unit purchase agreement pursuant to which the Company initially issued and sold this Warrant.

         WARRANT OFFICE--Section 2.1.

         WARRANT SHARES--the shares of Common Stock purchasable or purchased by the holder hereof upon the exercise of this Warrant.


                                   ARTICLE VI

                                  Miscellaneous

         6.1 ENTIRE AGREEMENT. This Warrant and the Unit Purchase Agreement contain the entire agreement between the holder hereof and the Company with respect to the purchase of the Warrant Shares and the related transactions and supersede all prior arrangements or understandings with respect thereto.

         6.2 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to rules governing the conflict of laws.

         6.3 WAIVER AND AMENDMENT. At any time, any term or provision of this Warrant may be waived, amended, or supplemented in a writing signed by the holder and the Company. A waiver by the Company or the holder of a breach of any provision of this Warrant shall not operate as or be construed to be a waiver of any other breach of such provision or of any other provision of this Warrant. The failure of the holder or the Company to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist on strict adherence to that term of any other term of this Agreement.

         6.4 ASSIGNMENT BY THE COMPANY. The Company may not sell, assign, transfer, or otherwise convey any of its rights or delegate any of its duties under this Warrant except to a corporation succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets, and this Warrant shall be binding on and inure to the benefit of such successor.

         6.5 SEPARABILITY. If any provision in this Warrant shall be determined to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

         6.6 NOTICE. Any notice or other communication required or permitted to be given or delivered hereunder shall be in writing and, if to the holder hereof, shall be delivered, or sent by certified or registered mail, to such holder at the last address shown on the books of the Company maintained at the Warrant Office for the registration of transfers of this Warrant or at any more recent address of which any holder hereof shall have notified the Company in writing. Any notice or other communication required to be delivered hereunder shall be in writing and, if to the Warrant Office, shall be delivered, or sent by certified or registered mail, to the office of the Company at 6701 San Pablo Avenue, Oakland, California 94608, or such other address within the United States of America as shall have been furnished by the Company to the holder of this Warrant and the holders of record of Warrant Shares. Any notice or other communication given by certified or registered mail shall be deemed given at the time of certification or registration, except for a notice changing a party's address, which shall be deemed given at the time of receipt thereof.

         6.7 LIMITATION OF LIABILITY; HOLDER NOT A STOCK-HOLDER. No provisions of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends, or receive notice (other than as herein expressly provided) in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         6.8 LOSS, DESTRUCTION, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation, or destruction of this Warrant, and in the case of any loss, theft, or destruction upon delivery of a bond indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed, or mutilated Warrant.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


Dated:  February 13, 1996


                                      DNA PLANT TECHNOLOGY
                                        CORPORATION


                                      By  /s/ Robert Serenbetz
                                      Name:  Robert Serenbetz
                                      Title:  Chairman & Chief Executive Officer

                                                                       EXHIBIT A



                               SUBSCRIPTION NOTICE


         The undersigned, the holder of the foregoing Warrant, hereby elects to exercise the purchase rights represented by said Warrant for, and to purchase thereunder, ____________ shares of the Common Stock covered by such Warrant and herewith makes payment in full therefor pursuant to Section 1.1 of such Warrant, and requests (a) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _______________________ whose address is ______________________ and (b) if such shares shall not include all of the shares issuable as provided in such Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned. The undersigned covenants and agrees with the Company as set forth in Article III of the Warrant.




                                               ----------------------


Dated:

                                                                       EXHIBIT B


                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto __________________ the rights to purchase __________________
shares of Common Stock, par value $.01 per share, of DNA Plant Technology Corporation represented by the foregoing Warrant ____________________ and hereby appoints ________________________________ attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.




                                           -------------------------


Dated:

                                                                       EXHIBIT C



                 Rights with respect to the Company's Securities
                                 (Section 2.03)




1.       The Company's $2.25 Convertible Preferred Stock.

2.       The Company's Series A Convertible Preferred Stock.

3.       Existing stock options and warrants.

4. Rights granted or to be granted to United Agricorp, Inc., entitling United Agricorp, Inc. to purchase shares of Common Stock and to receive additional shares of Common Stock under certain circumstances.

                                                                     EXHIBIT D
                                                                        TO
                                                                   UNIT PURCHASE
                                                                     AGREEMENT


                      RISK FACTORS AND RECENT DEVELOPMENTS

         THE SHARES AND THE WARRANT BEING OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK. PROSPECTIVE INVESTORS SHOULD CAREFULLY CONSIDER, AMONG OTHER THINGS, THE FOLLOWING FACTORS CONCERNING THE BUSINESS OF DNA PLANT TECHNOLOGY CORPORATION (THE "COMPANY") AND THE TERMS OF THE OFFERING. TERMS DEFINED IN THE UNIT PURCHASE AGREEMENT (TO WHICH THIS IS ATTACHED AS EXHIBIT D) SHALL HAVE THEIR DEFINED MEANINGS HEREIN, UNLESS OTHERWISE DEFINED HEREIN.

CASH REQUIREMENTS

         As of June 30, 1995, the Company had cash and temporary investments of $1.3 million. In view of the Company's continuing losses, the Company will have to generate sufficient funds to meet its cash requirements through operations, the sale of assets or securities, or other financing arrangements, or it will be required to curtail certain of its activities.

HISTORICAL LOSSES AND ACCUMULATED DEFICITS

         The Company has sustained losses in each year since its incorporation in 1981. It is likely that such losses will continue until the Company's products are successfully established and profitability is achieved through increased sales, economies of scale, and reduction in costs, of which there can be no assurance.

UNIT NOT REGISTERED UNDER THE SECURITIES ACT

         The Shares, the Warrant, and the Warrant Shares have not been registered under the Securities Act. The Shares, the Warrant, and the Warrant Shares may not be offered or sold, unless they are registered under the Securities Act or an exemption from such registration requirements of the Securities Act is available.

WARRANT SHARES NOT AUTHORIZED

         The Company does not currently have a sufficient number of authorized shares of Common Stock in order to permit the exercise of the Warrant and the issuance of the Warrant Shares. Accordingly, the Warrant by its terms cannot be exercised until the Company has taken all appropriate action (including Stockholder Approval) to authorize the issuance of the Warrant Shares. There can be no assurance that the Company will be able to obtain approval of its stockholders in order to permit the issuance of the Warrant Shares, which would materially adversely affect any value that the Warrant may have.

REDEMPTION FEATURES OF THE WARRANT

         The terms of the Warrant provide that it may be redeemed, at the option of the Company on 30 days' notice, at $.01 per Warrant at any time after (i) the closing price for at least any 20 consecutive trading days of the Common

Stock exceeds $3.50 per share, (ii) the Warrant Shares have been registered under the Securities Act, and (iii) the stockholders of the Company shall have approved an amendment to the Company's Certificate of Incorporation and the Company shall have taken all requisite action in order to authorize the Warrant Shares. The Warrant will remain exercisable until the Business Day preceding the redemption date.

STAGE OF PRODUCT DEVELOPMENT AND MARKETING

         Marketing  of  several  products  developed  by the  Company  is in the relatively early stages, and there can be no assurance that any of these products will be successful or will produce significant revenues or profits for the Company. In addition, a number of the Company's product development projects are in the early stages, and there can be no assurance that these projects will be successful or that any resulting products will be well received or profitable. In particular, although the Company has produced and sold a limited amount of its branded produce, there can be no assurance that it will be able to produce or market such products on a larger scale. The production, distribution, and sale of branded, premium quality, fresh market tomatoes and other fruits and vegetables which the Company is currently marketing or proposes to market in the future involve many variables and uncertainties, including consumers' willingness to pay higher prices for such fruits and vegetables and retailers' willingness to carry such fruits and vegetables. Even if consumer acceptance is achieved for the Company's fresh fruits and vegetables, the Company's fresh market fruit and vegetable business will not achieve profitability until the Company increases sales, establishes economies of scale, and realizes reductions in the unit costs currently being incurred in certain of its product lines, of which there can be no assurance.




PUBLIC ACCEPTANCE OF GENETICALLY ENGINEERED PRODUCTS

         The Company's second generation products are being developed through genetic engineering. The commercial success of these products will depend in part on public acceptance of the cultivation and consumption of genetically engineered products. There is no assurance that such products will gain public acceptance, even if such products obtain the required regulatory approvals.

AGRIBUSINESS RISKS

         Certain of the Company's present and future products may be subject to various hazards including disease, frost, drought, flood, hail, and other causes of crop failure. Although the Company contracts with growers in different regions of the United States, there can be no assurance that these growers will be able to produce sufficient crops of suitable quality or in sufficient quantity to satisfy the Company's requirements.

         Certain of the Company's present and future products may be affected by changes in United States government agricultural policy. There can be no assurance that changes in United States government agricultural policy will not have a material adverse effect on the Company.

NO ASSURANCE OF PROPRIETARY PROTECTION

         The Company's success will depend, in part, on its ability to obtain patents, maintain trade secret protection, and conduct its business without infringing the proprietary rights of others. Although the Company possesses certain patents and has filed patent applications with respect to certain of its products and technologies, there can be no assurance that others will not develop and market competing technologies and products or that the Company will be able to enforce the patents which it currently possesses or will be able otherwise to obtain or enforce any patents for which it has filed an application. The Company also relies upon unpatented proprietary and trade secret technology. There can be no assurance that others have not developed or will not independently develop such proprietary technology or otherwise obtain access to the Company's proprietary technology. The extent to which the Company in the future may be required or may desire to obtain licenses with respect to patents obtained by others and the availability and cost of any such licenses are currently unknown. If the Company does not obtain necessary licenses, the development, production, use, or sale of the Company's products could be delayed or prevented. In addition, the Company could incur substantial costs in defending any patent infringement suits or in asserting any patent rights, including those granted by third parties. The United States Patent and Trademark Office could institute interference proceedings involving the Company in connection with one or more of the Company's patents or patent applications, and such proceedings could result in an adverse decision as to priority of invention. Reexamination proceedings could be instituted against the Company in connection with one or more of the Company's patents, and such proceedings could result in an adverse decision as to the validity or scope of the patents.

COMPETITION

         The segments of the agricultural biotechnology industry and industrial and consumer product industries in which the Company participates are highly competitive. Competitors include specialized biotechnology firms, as well as major food and chemical companies, some of which have biotechnology divisions, and many of which have considerably greater financial, technical, and marketing resources than the Company. The agricultural biotechnology industry is undergoing, and is expected to continue to undergo, rapid and significant technological change, and the Company expects competition to intensify as technical advances in the field are made and become more widely known.

GOVERNMENTAL REGULATION

         The present and future activities of the Company are, or may be, subject to extensive regulation by the United States Food and Drug Administration (the "FDA"), the United States Department of Agriculture (the "USDA"), the United States Environmental Protection Agency, and other United States and state regulatory agencies. In addition, the Company's products may also be subject to regulation by agencies of foreign countries in which the products are tested, used, or sold.

         The Company's first generation products are currently being marketed. The Company's second generation tomato has received clearance from the FDA and from the USDA. The Company's other second generation products may require regulatory approval or notification. The regulatory process may delay research, development, production, or marketing and require costly and time consuming procedures, and there can be no assurance that requisite regulatory approvals or registration of certain of the Company's products will be granted on a timely basis. Delays in obtaining, or the failure to obtain, any necessary regulatory approvals could have a material adverse effect on the Company's ability to develop, produce, and sell such products.

PRODUCT LIABILITY

         Certain of the products being marketed and developed by the Company entail a risk of product liability. While the Company has taken and will continue to take what it believes are adequate precautions, there can be no assurance that it will avoid significant product liability exposure. The Company maintains limited product liability insurance. If the Company seeks to maintain or expand such coverage in the future, there can be no assurance that adequate coverage would be available at acceptable costs. The obligation to pay any product liability claim may have a material adverse effect on the business or financial condition of the Company.

KEY PERSONNEL

         The success of the Company will depend, in large part, on its ability to continue to attract and retain qualified scientific and management personnel. Competition for such personnel is intense and there can be no assurance that the Company will be able to attract and retain such persons. The loss of the Company's key management or scientific personnel could have a material adverse effect on the Company.

SHARES AVAILABLE FOR FUTURE SALE

         E. I. du Pont de Nemours and Company ("Du Pont") owns 5,750,000 shares of Common Stock currently representing approximately 16.8% of the outstanding shares (after giving effect to the assumed conversion of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Convertible Preferred Stock"), owned by Du Pont into 2,750,000 shares of Common Stock). Du Pont has agreed, in general, that prior to March 1996, it will not sell publicly any of the shares which it owns and that, subsequent to March 1996 and prior to March 1997, it will not sell publicly more than 1,000,000 shares of Common Stock. The sale by Du Pont of a significant number of shares of Common Stock may adversely affect the market price of the Common Stock.

RECENT ISSUANCES OF SECURITIES BY THE COMPANY

         On April 20, 1995, the Company sold in a private placement to one investor 750,000 shares of Common Stock. After giving effect to this private placement, the Company had outstanding 39,925,538 shares of Common Stock
(including 8,359,700 shares of Common Stock issuable upon conversion of outstanding convertible preferred stock).

         In late June 1995, the Company sold in private placements to a limited number of foreign investors 505,000 shares of Common Stock and newly issued shares of its preferred stock. These shares of preferred stock were subsequently converted into 1,318,839 shares of Common Stock. After giving effect to these private placements and such conversion, the Company had outstanding 41,749,377 shares of Common Stock (including 8,359,700 shares of Common Stock issuable upon conversion of outstanding convertible preferred stock).

         In July and August 1995, the Company sold in private placements an aggregate of 7,250,000 shares of Common Stock and warrants to purchase an aggregate of 3,825,000 shares of Common Stock. In connection with such private placements, the Company retained a consultant who received a cash payment equal to six percent of the gross proceeds received by the Company, plus a unit purchase option entitling the holder to purchase, at a price equal to 110% of the closing price of the Common Stock on the date of the last closing of the private placements described in this paragraph, 725,000 units, each unit consisting of one share of Common Stock and a warrant entitling the holder to buy one-half of a share of Common Stock at 110% of such closing price.

                                                                       EXHIBIT E


                             PURCHASER QUESTIONNAIRE


DNA Plant Technology Corporation
6701 San Pablo Avenue
Oakland, California 94608

Gentlemen:

                  In connection with the proposed purchase by the undersigned (the "Purchaser") of shares (the "Shares") of common stock, par value $.01 per share ("Common Stock"), of DNA Plant Technology Corporation, a Delaware corporation (the "Company"), and a warrant (the "Warrant") to purchase shares of Common Stock pursuant to a Unit Purchase Agreement between the Company and the undersigned (the "Unit Purchase Agreement") and in addition to the representations and warranties of the Purchaser contained in the Unit Purchase Agreement, the Purchaser hereby acknowledges, represents, and warrants to, and agrees with, the Company as follows:

         (a) The Purchaser has such knowledge and experience in financial, tax, and business matters so as to enable him to utilize the information made available to him in connection with the Company and the offering of the Shares and the Warrant, to evaluate the merits and risks of an investment in the Shares and the Warrant, and to make an informed investment decision with respect thereto.

         (b) The Purchaser is an "accredited investor" as that term is defined in Regulation D under the Securities Act and the following accurately describes the Purchaser (check the appropriate description):

         __ an investment company registered under the Investment Company Act of 1940 or a business development company as defined in
                  Section 2(a)(48) of that Act;

         __ a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

         __ an insurance company as defined in Section 2(13) of the Securities Act;

         __ a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

         __ an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or if the employee benefit plan has total assets in excess of $5,000,000;

                  or, if the plan is self-directed, with investment decisions made solely by persons that are accredited investors;

         __ a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

         __ an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended, with total assets in excess of $5,000,000;

         __ a corporation, limited liability company, Massachusetts or similar business trust, or partnership, which has total assets in excess of $5,000,000, and is not formed for the specific purpose of investing in the Shares;

         __ a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase of the Shares exceeds $1,000,000;

         __ a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         __ a trust with total assets in excess of $5,000,000, not formed for the specific purpose of investing in the Shares, and whose investment in the Shares is directed by a sophisticated investor who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Shares;

         __ a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

         __ a small business investment company licensed by the United States Small Business Administration under Section 301(c) or
                  (d) of the Small Business Investment Act of 1958; or

         __ any entity in which all of the equity owners are accredited investors.


                                             Very truly yours,



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                                             By
                                                --------------------------------
                                               Name:
                                               Title:

                                            Address:
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